Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Bryan Crutchfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MedCareers Group, Inc. on Form 10-Q for the quarterly period ended April 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of MedCareers Group, Inc.

By:/s/ Robert Bryan Crutchfield
Robert Bryan Crutchfield
Chief Executive Officer
(Principal Executive Officer)

June 21, 2010